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TABLE OF CONTENTS EARNINGS RELEASE i COMPANY OVERVIEW COMPANY PROFILE .......................................................................................................................................................................... 2 KEY METRICS AND GUIDANCE ...................................................................................................................................................... 4 FINANCIAL SUMMARY CONDENSED CONSOLIDATED BALANCE SHEETS ................................................................................................................... 6 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS .......................................................................................... 7 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS .......................................................................................... 8 SEGMENT RESULTS ......................................................................................................................................................................... 9 NET OPERATING INCOME ............................................................................................................................................................... 10 FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS ...................................................................... 11 EBITDA AND ADJUSTED EBITDA .................................................................................................................................................. 13 DEBT SUMMARY CAPITALIZATION AND FINANCIAL RATIOS ................................................................................................................................ 15 DEBT SUMMARY ................................................................................................................................................................................ 16 TRANSACTIONAL SUMMARY COMMERCIAL REAL ESTATE TRANSACTIONS, DEVELOPMENT, AND REDEVELOPMENT ........................................... 18 CAPITAL EXPENDITURES ............................................................................................................................................................... 19 COMMERCIAL REAL ESTATE PORTFOLIO SUMMARY .................................................................................................................................................................... 20 NOI BY ASSET CLASS ...................................................................................................................................................................... 22 OCCUPANCY ....................................................................................................................................................................................... 23 IMPROVED PROPERTY REPORT ................................................................................................................................................... 24 GROUND LEASE REPORT ............................................................................................................................................................... 26 TENANT CONCENTRATION - TOP 20 TENANTS ........................................................................................................................ 27 LEASE EXPIRATION SCHEDULE ................................................................................................................................................... 28 NEW AND RENEWAL LEASE SUMMARY ...................................................................................................................................... 29 LAND OPERATIONS STATEMENT OF OPERATING PROFIT AND EBITDA ................................................................................................................ 31 COMPONENTS OF LAND OPERATIONS ....................................................................................................................................... 32 ADDITIONAL INFORMATION COMPONENTS OF NET ASSET VALUE ........................................................................................................................................ 34 GLOSSARY OF TERMS ..................................................................................................................................................................... 35 STATEMENT ON MANAGEMENT'S USE OF NON-GAAP FINANCIAL MEASURES ............................................................ 37

Forward-Looking Statements Statements in this Supplemental Information document that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding possible or assumed future results of operations, business strategies, growth opportunities and competitive positions. Such forward-looking statements speak only as of the date the statements were made and are not guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, prevailing market conditions and other factors related to the Company's REIT status and the Company's business, the evaluation of alternatives by the Company related to its remaining legacy assets, and the risk factors discussed in Part I, Item 1A of the Company's most recent Form 10-K under the heading "Risk Factors", Form 10-Q, and other filings with the SEC. The information in this Supplemental Information document should be evaluated in light of these important risk factors. We do not undertake any obligation to update the Company's forward-looking statements. Basis of Presentation The information contained in this Supplemental Information document does not purport to disclose all items required by accounting principles generally accepted in the United States of America ("GAAP").

Alexander & Baldwin, Inc. Reports Second Quarter 2025 Results HONOLULU, (July 24, 2025) /PRNewswire/—Alexander & Baldwin, Inc. (NYSE: ALEX) ("A&B" or "Company"), a Hawai‘i-based owner, operator and developer of high-quality commercial real estate in Hawai‘i, today announced net income available to A&B common shareholders of $25.1 million, or $0.35 per diluted share, and Commercial Real Estate ("CRE") operating profit of $22.2 million for the second quarter of 2025. Q2 2025 Highlights • Funds From Operations ("FFO") of $35.2 million, or $0.48 per diluted share • FFO related to CRE and Corporate of $21.2 million, or $0.29 per diluted share • CRE Same-Store Net Operating Income ("NOI") growth of 5.3% • Leased occupancy as of June 30, 2025, was 95.8% • Comparable blended leasing spreads for the improved portfolio were 6.8% • Began pre-construction of two new buildings at Komohana Industrial Park that will add 105,000 sq. ft of GLA to our largest industrial asset, and pre-leased one building to a national tenant on a build-to-suit basis. Lance Parker, president and chief executive officer, stated: "Our high-quality portfolio continues to perform well, and as a result, we are raising our guidance. I am equally pleased with the team's execution of our internal growth strategy - making meaningful progress constructing our build-to-suit warehouse on Maui and signing another build- to-suit lease on Oahu in the second quarter." Consolidated Financial Results for Q2 2025 Below is a summary of select consolidated financial results. (dollars in thousands, except per share data) Three Months Ended June 30, 2025 2024 Net income (loss) available to A&B common shareholders $ 25,128 $ 9,104 Diluted earnings (loss) per share available to A&B shareholders $ 0.35 $ 0.13 (dollars in thousands, except per share data) Three Months Ended June 30, 2025 2024 FFO $ 35,155 $ 20,619 FFO per diluted share $ 0.48 $ 0.28 FFO per share related to CRE and Corporate $ 0.29 $ 0.28 Selling, general and administrative expense $ 7,014 $ 7,252 i

CRE Financial Results for Q2 2025 Below is a summary of select CRE financial results. (dollars in thousands) Three Months Ended June 30, 2025 2024 CRE operating revenue $ 50,731 $ 49,208 CRE operating profit $ 22,205 $ 22,611 Same-Store NOI $ 32,732 $ 31,088 Same-Store NOI Growth 5.3% 0.9 % CRE Operating Results for Q2 2025 • During the second quarter of 2025, the Company executed a total of 52 improved-property leases for approximately 183,800 square feet of gross leasable area or $6.1 million of annualized base rent, and two ground leases. • Comparable leasing spreads in our improved property portfolio were 6.8% for the second quarter of 2025, which included 7.4% for retail spaces and 4.7% for industrial spaces. • Select occupancy information is included below for each of the quarters ended June 30, 2025, March 31, 2025, and June 30, 2024. June 30, 2025 March 31, 2025 June 30, 2024 Change from prior quarter Change from prior year Leased Occupancy Total leased occupancy 95.8% 95.4% 93.9% 40 bps 190 bps Retail portfolio occupancy 95.4% 95.2% 92.8% 20 bps 260 bps Industrial portfolio occupancy 98.2% 97.3% 97.1% 90 bps 110 bps CRE Investment Activity for Q2 2025 • Pre-construction of two new buildings began at Komohana Industrial Park. The project will replace an existing 16,000-square-foot building on 5.7 acres of land with a 91,000-square-foot build-to-suit distribution center that is pre-leased to Lowe's and a 30,000-square-foot spec building that could be divided into two 15,000-square-foot- units. Construction of the two buildings is expected to be completed in the fourth quarter of 2026. • Construction continues for the 29,550-square-foot warehouse and distribution center at Maui Business Park. The single-user space includes 32' clear height and can accommodate up to 14 dock-high loading bays. The asset is pre-leased and is expected to be placed in service in the first quarter of 2026. Land Operations • Land Operations operating profit was $13.9 million for the second quarter of 2025, due primarily to the resolution of legacy obligations, income from operations at a legacy joint venture and land sale margin. Balance Sheet, Capital Markets Activities, and Liquidity • As of June 30, 2025, the Company had total liquidity of $307.6 million, consisting of cash on hand of $8.6 million and $299.0 million available on its revolving line of credit. • Net Debt to Trailing Twelve Months ("TTM") Consolidated Adjusted EBITDA was 3.3 times as of June 30, 2025, with TTM Consolidated Adjusted EBITDA of $135.6 million for the twelve months ended June 30, 2025. Dividend • The Company paid a second quarter 2025 dividend of $0.2250 per share on July 9, 2025. • The Company's Board declared a third quarter 2025 dividend of $0.2250 per share, payable on October 7, 2025, to shareholders of record as of the close of business on September 12, 2025. ii

2025 Full-Year Guidance The Company increased its outlook for 2025 as follows. Net Income (Loss) available to A&B common shareholders per diluted share $0.64 $0.91 to $0.96 $0.68 to $0.74 FFO per diluted share $0.84 $1.35 to $1.40 $1.17 to $1.23 FFO per share related to CRE and Corporate $0.59 $1.12 to $1.16 $1.11 to $1.16 CRE Same-Store NOI growth % 4.7% 3.4% to 3.8% 2.4% to 3.2% 2025 YTD Actual Current Previous iii

ABOUT ALEXANDER & BALDWIN Alexander & Baldwin, Inc. (NYSE: ALEX) (A&B) is the only publicly-traded real estate investment trust to focus exclusively on Hawai‘i commercial real estate and is the state's largest owner of grocery-anchored, neighborhood shopping centers. A&B owns, operates and manages approximately four million square feet of commercial space in Hawai‘i, including 21 retail centers, 14 industrial assets, four office properties, and 146 acres of ground lease assets. Over its 155-year history, A&B has evolved with the state's economy and played a leadership role in the development of the agricultural, transportation, tourism, construction, residential and commercial real estate industries. Learn more about A&B at www.alexanderbaldwin.com. Investor Contact: Jordan Hino (808) 525-8475 investorrelations@abhi.com iv

Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 1

COMPANY PROFILE Alexander & Baldwin, Inc. ("A&B" or the "Company") is a fully integrated real estate investment trust ("REIT") headquartered in Honolulu, Hawai‘i. The Company has a history of over 155 years of being an integral piece of Hawai‘i and its economy making it uniquely qualified to create value for shareholders through a strategy focused on asset management and growth primarily in its commercial real estate holdings in Hawai‘i. The Company operates in two reportable segments: Commercial Real Estate ("CRE") and Land Operations, and is composed of the following as of June 30, 2025: • A commercial real estate portfolio consisting of 21 retail centers, 14 industrial assets, and four office properties, representing a total of four million square feet of improved properties gross leasable area ("GLA"), including 2.5 million square feet of largely grocery/ drugstore-anchored retail centers; as well as 146 acres of ground lease assets throughout the Hawaiian islands, of which substantially all are leased pursuant to urban ground leases as of June 30, 2025; and 8.1 acres slated for build-to-suit development; and • A land operations portfolio consisting of approximately 3,100 acres of legacy landholdings and assets that are subject to the Company's simplification and monetization efforts, and 39 acres of core landholdings, including development activities. GEOGRAPHICALLY FOCUSED IMPROVED PROPERTY - GLA (SF) (in thousands) Ground (acres)Retail Industrial Office Total Oahu 1,724 1,038 37 2,799 85 Maui 284 164 109 556 61 Kauai 229 65 — 293 — Hawai‘i Island 222 87 — 309 — Total 2,459 1,353 146 3,957 146 Number of Properties 21 14 4 39 N/A Throughout this Supplemental Information document, references to "we," "our," "us" and "our Company" refer to Alexander & Baldwin, Inc., together with its consolidated subsidiaries. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 2 $21,583 $6,029 $1,023 $4,987 The Company's commercial real estate portfolio is geographically focused in Hawai‘i, where it benefits from high barriers to entry, a stable and resilient economy, and where management has extensive market knowledge and deep local roots. As of June 30, 2025, GLA square footage ("SF") by the improved property asset class and location, and acres by ground leases location were as follows: 3.0% Q2 2025 NOI by ASSET CLASS (dollars in thousands) 17.9% 14.8% 64.3%

Executive Officers Lance Parker Clayton Chun President & Chief Executive Officer Executive Vice President, Chief Financial Officer & Treasurer Meredith Ching Executive Vice President, External Affairs Contact Information Equity Research Corporate Headquarters Alliance Global Partners Janney Montgomery Scott 822 Bishop Street Gaurav Mehta Rob Stevenson Honolulu, HI 96813 (646) 908-3825 (646) 840-3217 gmehta@allianceg.com robstevenson@janney.com Investor Relations Jordan Hino Citizens Capital Markets & Advisory Piper Sandler & Co. Director, Investor Relations Mitch Germain Alexander Goldfarb (808) 525-8475 (212) 906-3537 (212) 466-7937 investorrelations@abhi.com mitchell.germain@citizensbank.com alexander.goldfarb@psc.com Transfer Agent & Registrar Sidoti & Company, LLC Computershare Brendan McCarthy, CFA P.O. Box 43006 (212) 453-7057 Providence, RI 02940-3006 bmccarthy@sidoti.com (866) 442-6551 Other Company Information Overnight Correspondence Computershare Stock exchange listing: NYSE: ALEX 150 Royall Street, Suite 101 Corporate website: www.alexanderbaldwin.com Canton, MA 02021 Market capitalization at $1.3B June 30, 2025: 3-month average trading volume: 477K Shareholder website: www.computershare.com/investor Independent auditor: Deloitte & Touche LLP Online inquiries: www-us.computershare.com/investor/contact Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 3

KEY METRICS AND GUIDANCE (dollars in thousands, except per share and ABR PSF data; unaudited) Three Months Ended Portfolio Metrics June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Leased ABR PSF $ 30.12 $ 30.16 $ 29.97 $ 29.66 $ 29.63 Comparable new and renewal leasing spread 6.8% 10.2% 14.0% 15.3% 7.3 % Leased Occupancy 95.8% 95.4% 94.6% 94.0% 93.9 % Physical Occupancy 95.4% 95.2% 93.7% 93.5% 93.4 % Economic Occupancy 94.8% 93.9% 92.9% 93.0% 92.8 % Net Debt to TTM Consolidated Adjusted EBITDA 3.3 3.6 3.6 3.6 3.7 Dividends declared per share $ 0.2250 $ 0.2250 $ 0.2250 $ 0.2225 $ 0.2225 Three Months Ended June 30, Six Months Ended June 30, Summary of Financial Results 2025 2024 2025 2024 Net income (loss) available to A&B common shareholders $ 25,128 $ 9,104 $ 46,561 $ 29,078 Net Income (loss) per share available to A&B shareholders - basic $ 0.35 $ 0.13 $ 0.64 $ 0.40 Net Income (loss) per share available to A&B shareholders - diluted $ 0.35 $ 0.13 $ 0.64 $ 0.40 FFO $ 35,155 $ 20,619 $ 61,501 $ 49,824 FFO per diluted share $ 0.48 $ 0.28 $ 0.84 $ 0.69 FFO related to CRE and Corporate $ 21,249 $ 20,451 $ 42,745 $ 41,725 FFO per share related to CRE and Corporate $ 0.29 $ 0.28 $ 0.59 $ 0.57 Adjusted FFO $ 20,478 $ 16,942 $ 42,764 $ 42,472 Adjusted FFO per diluted share $ 0.28 $ 0.23 $ 0.59 $ 0.58 Consolidated Adjusted EBITDA $ 41,008 $ 26,706 $ 73,169 $ 60,163 Same-Store NOI growth1 5.3% 0.9% 4.7% 2.5% 1 Comparing same quarter year-over-year. 2025 Guidance Current Prior Net income (loss) available to A&B common shareholders per diluted share $0.91 to $0.96 $0.68 to $0.74 FFO per diluted share $1.35 to $1.40 $1.17 to $1.23 FFO per share related to CRE and Corporate $1.12 to $1.16 $1.11 to $1.16 Same-Store NOI growth 3.40% to 3.80% 2.40% to 3.20% Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 4

Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 5

CONDENSED CONSOLIDATED BALANCE SHEETS (dollars in thousands; unaudited) June 30, December 31, 2025 2024 ASSETS Real estate investments Real estate property $ 1,682,017 $ 1,670,879 Accumulated depreciation (271,006) (255,641) Real estate property, net 1,411,011 1,415,238 Real estate developments 41,506 46,423 Investments in sales-type leases, net of allowances (credit losses) of $18 as of June 30, 2025 9,421 — Investments in real estate joint ventures and partnerships 5,907 5,907 Real estate intangible assets, net 28,427 31,176 Real estate investments, net 1,496,272 1,498,744 Cash and cash equivalents 8,579 33,436 Restricted cash 1,518 236 Accounts receivable, net of allowances (credit losses and doubtful accounts) of $1,727 and $1,701 as of June 30, 2025, and December 31, 2024, respectively 4,097 3,697 Goodwill 8,729 8,729 Other receivables, net of allowances (credit losses) of $2,208 and $2,393 as of June 30, 2025, and December 31, 2024, respectively 8,725 16,696 Prepaid expenses and other assets 114,453 108,894 Total assets $ 1,642,373 $ 1,670,432 LIABILITIES AND EQUITY Liabilities: Notes payable and other debt $ 450,297 $ 474,837 Accounts payable 6,600 4,529 Accrued post-retirement benefits 7,482 7,582 Refund liability 45,300 — Deferred revenue 10,245 72,462 Accrued and other liabilities 109,417 107,479 Total liabilities 629,341 666,889 Commitments and Contingencies Equity: Common stock - no par value; authorized, 225,000,000 shares; outstanding 72,753,270 and 72,633,866 shares at June 30, 2025, and December 31, 2024, respectively 1,813,100 1,811,582 Accumulated other comprehensive income (loss) 504 6,134 Distributions in excess of accumulated earnings (800,572) (814,173) Total shareholders' equity 1,013,032 1,003,543 Total liabilities and equity $ 1,642,373 $ 1,670,432 Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 6

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (amounts in thousands, except per share data; unaudited) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Operating Revenue: Commercial Real Estate $ 50,731 $ 49,208 $ 101,774 $ 98,096 Land Operations 971 1,839 3,666 14,153 Total operating revenue 51,702 51,047 105,440 112,249 Operating Costs and Expenses: Cost of Commercial Real Estate 26,932 25,134 53,101 50,550 Cost of Land Operations 1,181 4,552 2,075 9,339 Selling, general and administrative 7,014 7,252 14,004 14,491 Total operating costs and expenses 35,127 36,938 69,180 74,380 Gain (loss) on commercial real estate transactions — — 4,103 — Gain (loss) on disposal of assets and settlements, net 11,563 2,125 11,756 2,148 Total gain (loss) on commercial real estate transactions and disposal of assets and settlements, net 11,563 2,125 15,859 2,148 Operating Income (Loss) 28,138 16,234 52,119 40,017 Other Income and (Expenses): Income (loss) related to joint ventures 2,589 996 5,614 1,694 Interest and other income (expense), net 220 531 271 1,798 Interest expense (5,856) (5,929) (11,658) (11,439) Income (Loss) from Continuing Operations Before Income Taxes 25,091 11,832 46,346 32,070 Income tax benefit (expense) 60 (99) 99 (99) Income (Loss) from Continuing Operations 25,151 11,733 46,445 31,971 Income (loss) from discontinued operations, net of income taxes (23) (2,625) 116 (2,881) Net Income (Loss) $ 25,128 $ 9,108 $ 46,561 $ 29,090 Earnings (Loss) Per Share Available to A&B Shareholders: Basic Earnings (Loss) Per Share of Common Stock: Continuing operations available to A&B shareholders $ 0.35 $ 0.16 $ 0.64 $ 0.44 Discontinued operations available to A&B shareholders — (0.03) — (0.04) Net income (loss) available to A&B shareholders $ 0.35 $ 0.13 $ 0.64 $ 0.40 Diluted Earnings (Loss) Per Share of Common Stock: Continuing operations available to A&B shareholders $ 0.35 $ 0.16 $ 0.64 $ 0.44 Discontinued operations available to A&B shareholders — (0.03) — (0.04) Net income (loss) available to A&B shareholders $ 0.35 $ 0.13 $ 0.64 $ 0.40 Weighted-Average Number of Shares Outstanding: Basic 72,743 72,615 72,713 72,580 Diluted 72,868 72,692 72,842 72,674 Amounts Available to A&B Common Shareholders: Continuing operations available to A&B common shareholders $ 25,151 $ 11,729 $ 46,445 $ 31,959 Discontinued operations available to A&B common shareholders (23) (2,625) 116 (2,881) Net income (loss) available to A&B common shareholders $ 25,128 $ 9,104 $ 46,561 $ 29,078 Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 7

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars in thousands; unaudited) Six Months Ended June 30, 2025 2024 Cash Flows from Operating Activities: Net income (loss) $ 46,561 $ 29,090 Adjustments to reconcile net income (loss) to net cash provided by (used in) operations: Loss (income) from discontinued operations (116) 2,881 Depreciation and amortization 19,268 17,979 Provision for (reversal of) credit losses 18 — (Gain) loss on commercial real estate transactions (4,103) — (Gain) loss on disposal of assets and settlements, net (11,756) (2,148) (Gain) loss on de-designated interest rate swap valuation adjustment — (3,675) Share-based compensation expense 2,737 2,388 Loss (income) related to joint ventures, net of operating cash distributions (3,614) (934) Changes in operating assets and liabilities: Trade and other receivables 393 (834) Prepaid expenses and other assets 2,629 1,299 Development/other property inventory 6,890 (675) Accrued post-retirement benefits (100) (1,756) Accounts payable 458 (983) Refund liability (10,000) — Accrued and other liabilities (6,770) (3,023) Operating cash flows from continuing operations 42,495 39,609 Operating cash flows from discontinued operations (3) (1,244) Net cash provided by (used in) operations 42,492 38,365 Cash Flows from Investing Activities: Capital expenditures for property, plant and equipment (8,883) (8,011) Proceeds from disposal of assets 3,404 41 Payments for purchases of investments in affiliates and other investments (149) (124) Distributions of capital and other receipts from investments in affiliates and other investments — 1 Investing cash flows from continuing operations (5,628) (8,093) Investing cash flows from discontinued operations — 15,000 Net cash provided by (used in) investing activities (5,628) 6,907 Cash Flows from Financing Activities: Proceeds from issuance of notes payable and other debt — 60,000 Payments of notes payable and other debt and deferred financing costs (27,122) (74,303) Borrowings (payments) on line-of-credit agreement, net 1,000 20,000 Cash dividends paid (32,941) (32,631) Repurchases of common stock and other payments (1,376) (2,332) Financing cash flows from continuing operations (60,439) (29,266) Net cash provided by (used in) financing activities (60,439) (29,266) Cash, Cash Equivalents, and Restricted Cash Net increase (decrease) in cash, cash equivalents, and restricted cash (23,575) 16,006 Balance, beginning of period 33,672 13,753 Balance, end of period $ 10,097 $ 29,759 Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 8

SEGMENT RESULTS (dollars in thousands; unaudited) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Segment Operating Revenue Commercial Real Estate1 $ 50,731 $ 49,215 $ 101,774 $ 98,109 Land Operations 971 1,839 3,666 14,153 Total segment operating revenue 51,702 51,054 105,440 112,262 Operating Profit (Loss): Commercial Real Estate1 22,205 22,611 45,631 44,592 Land Operations2 13,906 168 18,756 8,099 Total operating profit (loss) 36,111 22,779 64,387 52,691 Gain (loss) on commercial real estate transactions — — 4,103 — Interest expense (5,856) (5,929) (11,658) (11,439) Corporate and other expense (5,164) (5,018) (10,486) (9,182) Income (Loss) from Continuing Operations Before Income Taxes 25,091 11,832 46,346 32,070 Income tax benefit (expense) 60 (99) 99 (99) Income (Loss) from Continuing Operations 25,151 11,733 46,445 31,971 Income (loss) from discontinued operations, net of income taxes (23) (2,625) 116 (2,881) Net Income (Loss) $ 25,128 $ 9,108 $ 46,561 $ 29,090 1 Commercial Real Estate segment operating revenue and operating profit (loss) includes immaterial intersegment operating revenue, primarily from the Land Operations segment, that is eliminated in the consolidated results of operations. 2 Land Operations segment operating profit (loss) includes immaterial intersegment operating expense, from the Commercial Real Estate segment, that is eliminated in the consolidated results of operations. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 9

NET OPERATING INCOME (dollars in thousands; unaudited) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Reconciliation of CRE Operating Profit to NOI CRE Operating Profit $ 22,205 $ 22,611 $ 45,631 $ 44,592 Depreciation and amortization 10,007 8,890 19,165 17,865 Straight-line lease adjustments 71 (712) (155) (1,304) Favorable (unfavorable) lease amortization (47) (100) (90) (196) Sales-type lease adjustments (204) — (254) — Termination fees and other (3) (527) (485) (528) Interest and other (income) expense, net (23) (40) (31) (99) Selling, general and administrative 1,614 1,510 3,067 3,066 NOI $ 33,620 $ 31,632 $ 66,848 $ 63,396 Less: NOI from acquisitions, dispositions and other adjustments (888) (544) (1,727) (1,218) Same-store NOI $ 32,732 $ 31,088 $ 65,121 $ 62,178 Components of NOI Property revenue Base rental income1 $ 34,096 $ 32,703 $ 68,181 $ 65,499 Percentage rent 1,689 1,373 3,250 3,313 Recoveries from tenants 12,041 11,505 24,274 22,589 Excise tax recoveries from tenants 2,306 2,210 4,588 4,415 Revenues deemed uncollectible, net (109) (378) (449) (590) Other revenue2 525 456 946 842 Total property revenue 50,548 47,869 100,790 96,068 Property operating expenses Property operations 13,082 12,761 26,457 25,339 Property taxes 3,846 3,483 7,485 7,346 Total property operating expenses 16,928 16,244 33,942 32,685 Intersegment operating revenue, net3 — 7 — 13 NOI $ 33,620 $ 31,632 $ 66,848 $ 63,396 Less: NOI from acquisitions, dispositions and other adjustments (888) (544) (1,727) (1,218) Same-store NOI $ 32,732 $ 31,088 $ 65,121 $ 62,178 1 Excludes straight-line lease adjustments and favorable/unfavorable lease amortization. 2 Excludes termination fees and other. 3 Primarily intersegment operating revenue (e.g., base rental income and expense recoveries) from leases with entities that are part of the Land Operations segment. Such operating revenue (and also the related expense recorded by these entities in other segments) is eliminated in the consolidated results of operations. Changes in the Same-Store portfolio as it relates to the comparable prior period and the current period are as follows: Added Date Asset Class Type Property GLA (SF) 05/23 Industrial Acquisition Kaomi Loop Industrial 33,200 Removed Date Asset Class Type Property GLA (SF) 01/25 Ground Other2 Various 0.5 acres1 01/25 Industrial Other2 Harbor Industrial 51,100 01/25 Office Other2 Kahului Office Building 59,100 01/25 Retail Other2 Kahului Shopping Center 49,100 1Total acres presented for ground leases as such leases would not be comparable from a GLA (SF) perspective 2Properties fully or partially taken out of service for the purpose of redevelopment or repositioning. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 10

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS (amounts in thousands, except per share data; unaudited) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Net Income (Loss) available to A&B common shareholders $ 25,128 $ 9,104 $ 46,561 $ 29,078 Depreciation and amortization of commercial real estate properties 10,004 8,890 19,159 17,865 (Gain) loss on commercial real estate transactions1 — — (4,103) — (Income) loss from discontinued operations, net of income taxes 23 2,625 (116) 2,881 FFO 35,155 20,619 61,501 49,824 Add (deduct) Adjusted FFO defined adjustments (Gain) loss on sale of legacy business2 — (2,125) — (2,125) Non-cash changes to liabilities related to legacy operations3 (11,657) 2,193 (11,657) 2,193 Provision for (reversal of) current expected credit losses 1 — 18 — Legacy joint venture (income) loss4 (2,589) (996) (5,832) (1,694) (Gain) loss on fair value adjustments related to interest rate swaps — — — (3,675) Non-recurring financing-related charges — — — 2,350 Amortization of share-based compensation 1,367 1,262 2,737 2,388 Maintenance capital expenditures5 (1,512) (3,224) (3,588) (5,242) Leasing commissions paid (528) (223) (744) (538) Sales-type lease interest income adjustments (205) — (272) — Straight-line lease adjustments 71 (712) (155) (1,304) Amortization of net debt premiums or discounts and deferred financing costs 422 248 846 491 Favorable (unfavorable) lease amortization (47) (100) (90) (196) Adjusted FFO $ 20,478 $ 16,942 $ 42,764 $ 42,472 Net income available to A&B common shareholders per diluted share $ 0.35 $ 0.13 $ 0.64 $ 0.40 FFO per diluted share $ 0.48 $ 0.28 $ 0.84 $ 0.69 Adjusted FFO per diluted share $ 0.28 $ 0.23 $ 0.59 $ 0.58 Weighted average diluted shares outstanding (FFO/Adjusted FFO) 72,868 72,692 72,842 72,674 1 Includes selling profits from a sales-type lease. 2 Amounts in 2024 are primarily due to the favorable resolution of contingent liabilities related to the prior year sale of a legacy business. 3 Amounts in 2025 are related to favorable resolution of rights and obligations from a land sale in a prior year, partially offset by transfer of the Company's interest in a joint venture of $2.7 million. Amounts in 2024 are primarily related to environmental reserves associated with legacy business activities in the Land Operations segment. 4 Includes joint ventures engaged in legacy business activities within the Land Operations segment. 5 Includes ongoing maintenance capital expenditures only. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 11

FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS (amounts in thousands, except per share data; unaudited) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Net Income (Loss) available to A&B common shareholders $ 25,128 $ 9,104 $ 46,561 $ 29,078 Depreciation and amortization of commercial real estate properties 10,004 8,890 19,159 17,865 (Gain) loss on commercial real estate transactions1 — — (4,103) — (Income) loss from discontinued operations, net of income taxes 23 2,625 (116) 2,881 Land Operations Operating Profit (13,906) (168) (18,756) (8,099) FFO related to CRE and Corporate $ 21,249 $ 20,451 $ 42,745 $ 41,725 Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 CRE Operating Profit $ 22,205 $ 22,611 $ 45,631 $ 44,592 Corporate Operating Profit (5,164) (5,018) (10,461) (9,182) Loss on disposal of commercial real estate assets, net — — (25) — CRE properties depreciation and amortization 10,004 8,890 19,159 17,865 Interest expense (5,856) (5,929) (11,658) (11,439) Income tax benefit (expense) 60 (99) 99 (99) Distributions to participating securities — (4) — (12) FFO related to CRE and Corporate $ 21,249 $ 20,451 $ 42,745 $ 41,725 Net income available to A&B common shareholders per diluted share $ 0.35 $ 0.13 $ 0.64 $ 0.40 FFO per diluted share related to CRE and Corporate $ 0.29 $ 0.28 $ 0.59 $ 0.57 Weighted average diluted shares outstanding (FFO/Adjusted FFO) 72,868 72,692 72,842 72,674 1Includes selling profits from a sales-type lease. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 12

EBITDA AND ADJUSTED EBITDA (dollars in thousands; unaudited) Three Months Ended June 30, Six Months Ended June 30, TTM June 30, 2025 2024 2025 2024 2025 Net Income (Loss) $ 25,128 $ 9,108 $ 46,561 $ 29,090 $ 78,008 Adjustments: Depreciation and amortization 10,061 8,945 19,268 17,979 37,601 Interest expense 5,856 5,929 11,658 11,439 23,388 Income tax expense (benefit) (60) 99 (99) 99 (24) Consolidated EBITDA $ 40,985 $ 24,081 $ 77,388 $ 58,607 $ 138,973 Asset impairments — — — — 256 (Gain) loss on commercial real estate transactions1 — — (4,103) — (4,103) (Gain) loss on fair value adjustments related to interest rate swaps — — — (3,675) — Non-recurring financing-related charges — — — 2,350 — (Income) loss from discontinued operations, net of income taxes and excluding depreciation, amortization and interest expense 23 2,625 (116) 2,881 469 Consolidated Adjusted EBITDA $ 41,008 $ 26,706 $ 73,169 $ 60,163 $ 135,595 Discrete items impacting the respective periods - income/(loss): Gain (loss) on disposal of assets and settlements, net $ 11,563 $ 2,125 $ 11,756 $ 2,148 $ 11,756 1Includes selling profits from a sales-type lease. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 13

Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 14

CAPITALIZATION AND FINANCIAL RATIOS (dollars in thousands, except share price; unaudited) June 30 2025 December 31, 2024 Debt Secured debt $ 55,150 $ 54,714 Unsecured term debt 244,147 270,123 Unsecured revolving credit facility 151,000 150,000 Total debt $ 450,297 $ 474,837 Net unamortized deferred financing cost / discount (premium) 312 347 Cash and cash equivalents (8,579) (33,436) Net debt $ 442,030 $ 441,748 Equity Capitalization Shares common stock outstanding (NYSE:ALEX) 72,753,270 72,633,866 Share price $ 17.83 $ 17.74 Total equity market capitalization $ 1,297,191 $ 1,288,525 Market Capitalization Total debt $ 450,297 $ 474,837 Total equity market capitalization 1,297,191 1,288,525 Total Market Capitalization $ 1,747,488 $ 1,763,362 Liquidity Cash on hand $ 8,579 $ 33,436 Unused committed line of credit 299,000 300,000 Total liquidity $ 307,579 $ 333,436 June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Financial Ratios Total Debt to Total Market Capitalization 25.8% 26.5% 26.9% 25.3% 27.6 % Net Debt to TTM Consolidated Adjusted EBITDA1 3.3 3.6 3.6 3.6 3.7 Fixed Charge Coverage Ratio2 5.1 4.5 4.4 4.4 4.1 Fixed-rate debt to total debt 95.3% 97.1% 95.8% 96.8% 100.0 % Unencumbered CRE Property Ratio3 94.0% 94.0% 94.7% 87.3% 86.9% 1 Consolidated Adjusted EBITDA for the trailing twelve months is calculated on page 13. 2 Calculated in accordance with the Company's debt covenant requirements and may differ from methods employed by other companies and thus may not be comparable. The ratio of Consolidated Adjusted EBITDA to the sum of debt service – which includes interest expense, principal payments for financing leases, as well as principal amortization of mortgage debt, but excludes balloon payments – for the trailing twelve months. 3 Measured using gross book value of unencumbered CRE property as a percent of gross book value of total CRE property. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 15 Debt Maturity Schedule (dollars in millions) Secured Debt Unsecured Term Loans Revolving Credit Facilities 2025 2026 2027 2028 2029 Thereafter $0M $20M $40M $60M $80M $100M $120M $140M $160M $180M $200M

DEBT SUMMARY (dollars in thousands; unaudited) Scheduled Principal Payments Debt Interest Rate (%) Weighted -average Interest Rate (%) Maturity Date Weighted -average Maturity (Years) 2025 2026 2027 2028 2029 Thereafter Total Principal Premium (discount)/ debt issuance costs, net Total Secured: Photovoltaic Financing (1) 4.75% (1) 3.0 193 399 2,024 1,306 204 1,166 5,292 — 5,292 Manoa Marketplace (2) 3.14% 2029 3.8 953 1,948 2,018 2,081 42,942 — 49,942 (84) 49,858 Subtotal / Wtd Avg 3.29% 3.8 $ 1,146 $ 2,347 $ 4,042 $ 3,387 $ 43,146 $ 1,166 $ 55,234 $ (84) $ 55,150 Unsecured: Series B Note 5.55% 5.55% 2026 0.6 — 2,000 — — — — 2,000 — 2,000 Series C Note 5.56% 5.56% 2026 0.7 3,000 4,000 — — — — 7,000 — 7,000 Series F Note 4.35% 4.35% 2026 0.8 3,250 4,000 — — — — 7,250 — 7,250 Series H Note 4.04% 4.04% 2026 1.4 — 50,000 — — — — 50,000 — 50,000 Series K Note 4.81% 4.81% 2027 1.8 — — 34,500 — — — 34,500 (85) 34,415 Series G Note 3.88% 3.88% 2027 1.3 6,000 7,000 2,625 — — — 15,625 — 15,625 Series L Note 4.89% 4.89% 2028 2.8 — — — 18,000 — — 18,000 — 18,000 Series I Note 4.16% 4.16% 2028 3.5 — — — 25,000 — — 25,000 — 25,000 Term Loan 5 4.30% 4.30% 2029 4.5 — — — — 25,000 — 25,000 — 25,000 Series M Note 6.09% 6.09% 2032 6.8 — — — — — 60,000 60,000 (143) 59,857 Subtotal / Wtd Avg 4.81% 3.4 $ 12,250 $ 67,000 $ 37,125 $ 43,000 $ 25,000 $ 60,000 $ 244,375 $ (228) $ 244,147 Revolving Credit Facilities: A&B Revolver (3) 4.94% 2028 (4) 3.3 $ — $ — $ — $ 151,000 $ — $ — $ 151,000 $ — $ 151,000 Subtotal / Wtd Avg 4.94% 3.3 $ — $ — $ — $ 151,000 $ — $ — $ 151,000 $ — $ 151,000 Total / Wtd Avg 4.67% 3.4 $ 13,396 $ 69,347 $ 41,167 $ 197,387 $ 68,146 $ 61,166 $ 450,609 $ (312) $ 450,297 (1) Financing leases have a weighted average discount rate of 4.75% and maturity dates ranging from 2027 to 2030. (2) Loan has a stated interest rate of SOFR plus 1.35% but is swapped through maturity to a 3.14% fixed rate. (3) Loan has a stated interest rate of SOFR plus 1.05% based on a pricing grid, plus a SOFR adjustment of 0.10%. $130.0 million is swapped through maturity to a 4.76% weighted average fixed rate. (4) A&B Revolver has two six-month optional term extensions. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 16

Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 17

COMMERCIAL REAL ESTATE TRANSACTIONS, DEVELOPMENT, AND REDEVELOPMENT (dollars in millions; unaudited) Acquisition, Disposition, and Transfer Summary Property Type Asset Class Location Date (Month/Year) Transaction Price Capitalization Rate GLA (SF) Leased Occupancy at Acquisition/ Disposition Waihona Industrial Acquisition Industrial Oahu 09/2024 $ 29.7 5.4% 81,500 100.0 % Waipouli Town Center Disposition Retail Kauai 10/2024 $ 14.3 N/A 56,600 39.8 % Maui Business Park - 4.7-acre parcel Transfer In Ground Maui 03/2025 N/A1 N/A1 N/A2 N/A1 Development and Redevelopment Summary Project Type Asset Class Target In- service Date Target Stabilization Total Estimated Project Costs Total Incurred Project Costs Estimated Incremental Stabilized NOI Estimated Stabilized Yield Estimated GLA (SF) Leased Occupancy MBP - Build to Suit Development Industrial 1Q2026 1Q2026 $12.6 - $13.2 $ 5.2 $ 1.0 7.8 - 8.1% 29,550 100.0% Komohana Industrial Park Partial Redevelopment3 Industrial 4Q2026 1Q2027 $38.8 - $39.6 $ 2.3 $ 2.8 7.0 - 7.4% 121,0003 75.2%3 1 Represents an intercompany transaction. Land and land improvements transferred from Land Operations segment. During the six months ended June 30, 2025, the Company entered into a ground lease agreement for the transferred land, and the agreement was determined to meet the classification of a sales-type lease. 2 Transfer of land and land improvements only 3 The project will replace an existing 16,300-square-foot building on 5.7 acres of land with a 91,000-square-foot build-to-suit distribution center that is 100% pre-leased and a 30,000-square-foot spec building. Estimated GLA (SF) and Leased Occupancy relate only to the two new buildings. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 18 Komohana industr ia l Park ( render ing) MBP BUILD TO SUIT ( render ing)

CAPITAL EXPENDITURES (dollars in thousands; unaudited) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Capital expenditures for real estate Ongoing maintenance capital expenditures Building/area improvements $ 868 $ 1,352 $ 1,687 $ 2,516 Tenant space improvements 644 1,872 1,901 2,726 Total ongoing maintenance capital expenditures for real estate $ 1,512 $ 3,224 $ 3,588 $ 5,242 Discretionary capital expenditures Tenant space improvements - nonrecurring 23 — 134 — Development and redevelopment1 2,319 376 3,367 1,398 Total discretionary capital expenditures for real estate $ 2,342 $ 376 $ 3,501 $ 1,398 Capitalized indirect costs 816 649 1,634 1,315 Total capital expenditures for real estate1 $ 4,670 $ 4,249 $ 8,723 $ 7,955 Corporate and other capital expenditures 44 16 160 56 Total Capital Expenditures1 $ 4,714 $ 4,265 $ 8,883 $ 8,011 1 Excludes capital expenditures for real estate developments to be held and sold as real estate development inventory, which are classified in the consolidated statement of cash flows as operating activities and are excluded from the table above. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 19

Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 20

PORTFOLIO SUMMARY (dollars in thousands; unaudited) As of June 30, 2025 Total Commercial Real Estate Portfolio Number of properties 39 Total improved property GLA (in sq. ft.) 3,957,300 Total ground lease acres 146 Total improved property ABR $ 111,719 Total ground lease portfolio ABR $ 20,688 Grocery or Drugstore-Anchored Retail Properties Total Retail Properties Total Industrial Properties Number of properties 17 21 14 Total GLA of properties (in sq. ft.) 2,319,900 2,459,100 1,352,500 Leased occupancy 96.0% 95.4% 98.2% Economic occupancy 94.3% 93.8% 98.2% Percent of retail ABR from grocery or drugstore anchored properties 95.1% N/A N/A Percent of retail NOI from grocery or drugstore anchored properties 95.2% N/A N/A Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 21

NOI BY ASSET CLASS (dollars in thousands; unaudited) Three Months Ended June 30, Percentage Change Q2 2025 as a % of NOI Q2 2024 as a % of NOI2025 20241 NOI Retail $ 21,583 $ 19,908 8.4% 64.3% 63.0% Industrial 6,029 5,560 8.4% 17.9% 17.6% Office 1,023 1,085 (5.7)% 3.0% 3.4% Total Improved Portfolio 28,635 26,553 7.8% 85.2% 84.0% Ground 4,987 5,040 (1.1)% 14.8% 15.9% Other (2) 39 NM —% 0.1% Total CRE Portfolio $ 33,620 $ 31,632 6.3% 100.0% 100.0% Same-Store NOI Retail $ 21,472 $ 19,905 7.9% 65.6% 64.0% Industrial 5,465 5,401 1.2% 16.7% 17.4% Office 829 778 6.6% 2.5% 2.5% Total Improved Portfolio $ 27,766 $ 26,084 6.4% 84.8% 83.9% Ground 4,966 5,004 (0.8)% 15.2% 16.1% Total CRE Portfolio $ 32,732 $ 31,088 5.3% 100.0% 100.0% 1 The Kailua Post Office ground lease was moved to the Retail asset class within the Improved portfolio during the six months ended June 30, 2025. For comparability purposes, NOI related to this lease of $0.2 million for three months ended June 30, 2024, was reclassified from the Ground to Retail asset class. Six Months Ended June 30, Percentage Change YTD 2025 as a % of NOI YTD 2024 as a % of NOI2025 20241 NOI Retail $ 43,216 $ 40,103 7.8% 64.6% 63.2% Industrial 11,609 11,069 4.9% 17.4% 17.5% Office 2,003 2,165 (7.5)% 3.0% 3.4% Total Improved Portfolio 56,828 53,337 6.5% 85.0% 84.1% Ground 10,022 10,020 —% 15.0% 15.8% Other (2) 39 NM —% 0.1% Total CRE Portfolio $ 66,848 $ 63,396 5.4% 100.0% 100.0% Same-Store NOI Retail $ 43,015 $ 39,961 7.6% 66.1% 64.3% Industrial 10,513 10,755 (2.3)% 16.1% 17.3% Office 1,603 1,509 6.2% 2.5% 2.4% Total Improved Portfolio $ 55,131 $ 52,225 5.6% 84.7% 84.0% Ground 9,990 9,953 0.4% 15.3% 16.0% Total CRE Portfolio $ 65,121 $ 62,178 4.7% 100.0% 100.0% 1 The Kailua Post Office ground lease was moved to the Retail asset class within the Improved portfolio during the six months ended June 30, 2025. For comparability purposes, NOI related to this lease of $0.3 million for six months ended June 30, 2024, was reclassified from the Ground to Retail asset class. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 22

OCCUPANCY (unaudited) As of June 30, 2025 March 31, 2025 December 31, 2024 September 30, 2024 June 30, 2024 Leased Occupancy Retail 95.4% 95.2% 95.2% 92.9% 92.8% Industrial 98.2% 97.3% 95.2% 97.4% 97.1% Office 79.9% 79.5% 79.8% 80.6% 84.2% Total Leased Occupancy 95.8% 95.4% 94.6% 94.0% 93.9% Economic Occupancy Retail 93.8% 93.2% 92.8% 91.4% 91.2% Industrial 98.2% 97.1% 95.0% 97.2% 97.1% Office 79.8% 76.2% 74.7% 79.3% 82.8% Total Economic Occupancy 94.8% 93.9% 92.9% 93.0% 92.8% Same-Store Leased Occupancy Retail 95.6% 95.4% 95.4% 94.4% 94.2% Industrial 98.8% 97.5% 95.1% 97.4% 97.2% Office 96.2% 96.2% 94.4% 94.4% 94.4% Total Same-Store Leased Occupancy 96.7% 96.1% 95.3% 95.4% 95.2% Same-Store Economic Occupancy Retail 94.0% 93.4% 93.0% 92.8% 92.6% Industrial 98.8% 97.2% 94.8% 97.1% 97.2% Office 96.2% 96.2% 94.4% 94.4% 94.4% Total Same-Store Economic Occupancy 95.6% 94.7% 93.6% 94.3% 94.2% Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 23

IMPROVED PROPERTY REPORT (dollars in thousands, except per square foot data; unaudited) Retail: 1 Pearl Highlands Center Oahu 412,200 99.4% 99.4% $ 11,323 $ 27.64 $ 2,972 10.4 % Sam's Club, Regal Cinemas, 24 Hour Fitness, Ulta Salon, Ross 2 Kailua Retail Oahu 339,300 98.2% 96.9% 13,823 42.47 3,597 12.6 % Whole Foods Market, Foodland, CVS Corporation (Longs Drugs), Ulta Salon 3 Laulani Village Oahu 175,300 98.2% 97.5% 7,258 42.45 1,719 6.0 % Albertsons Companies (Safeway), Ross, Walgreens, Petco 4 Waianae Mall Oahu 170,800 95.7% 95.7% 3,998 24.73 920 3.2 % CVS Corporation (Longs Drugs), City Mill 5 Manoa Marketplace Oahu 142,500 96.7% 93.5% 5,126 39.13 1,377 4.8 % Albertsons Companies (Safeway), CVS Corporation (Longs Drugs) 6 Queens' MarketPlace Hawai‘i Island 133,600 88.1% 76.3% 4,461 53.06 1,163 4.1 % Island Gourmet Market 7 Kaneohe Bay Shopping Center (Leasehold) Oahu 125,500 99.5% 99.5% 3,488 27.93 735 2.6 % Albertsons Companies (Safeway), CVS Corporation (Longs Drugs) 8 Hokulei Village Kauai 119,000 99.2% 99.2% 4,572 38.74 1,150 4.0 % Albertsons Companies (Safeway), Petco 9 Pu‘unene Shopping Center Maui 118,000 78.4% 78.4% 4,907 53.04 1,211 4.2 % Planet Fitness, Petco, Ulta Salon, Target1 10 Waipio Shopping Center Oahu 113,800 97.5% 90.0% 3,594 35.20 1,019 3.6 % Foodland 11 Aikahi Park Shopping Center Oahu 97,300 89.1% 89.1% 3,477 40.95 842 2.9 % Albertsons Companies (Safeway) 12 Lanihau Marketplace Hawai‘i Island 88,400 94.3% 94.3% 1,638 19.65 422 1.5 % Sack N Save, CVS Corporation (Longs Drugs) 13 The Shops at Kukui`ula Kauai 86,000 96.7% 92.3% 4,110 54.25 1,068 3.7 % CVS Corporation (Longs Drugs), Eating House, Living Foods 14 Ho‘okele Shopping Center Maui 71,400 96.1% 96.1% 2,906 42.37 761 2.7 % Albertsons Companies (Safeway) 15 Kunia Shopping Center Oahu 60,600 89.3% 89.3% 2,321 42.90 672 2.3% — 16 Kahului Shopping Center2 Maui 49,100 84.1% 84.1% 797 19.32 111 0.4% — 17 Lau Hala Shops Oahu 46,300 100.0% 100.0% 2,749 59.42 596 2.1 % UFC Gym, Down to Earth 18 Napili Plaza Maui 45,600 100.0% 100.0% 1,441 36.23 441 1.5 % Napili Market 19 Gateway Mililani Mauka Oahu 34,900 91.7% 88.8% 2,017 65.11 557 1.9 % Longs Drugs1 20 Port Allen Marina Center Kauai 23,600 76.3% 76.3% 645 35.80 156 0.5% — 21 The Collection Oahu 5,900 100.0% 100.0% 366 62.03 94 0.3% — Subtotal – Retail 2,459,100 95.4% 93.8% $ 85,017 $ 37.46 $ 21,583 75.3% 1 Shadow-anchor tenant 2 Property is currently not included in the Same-Store pool. 3 Recalculation may not be possible for certain properties as certain tenants pay charges other than base rent. Property Island Current GLA (SF) Leased / Economic Occupancy ABR ABR PSF3 Q2 2025 NOI Q2 2025 % NOI to Improved Portfolio NOI Retail Anchor Tenants Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 24

IMPROVED PROPERTY REPORT (dollars in thousands, except per square foot data; unaudited) Industrial: 1 Komohana Industrial Park Oahu 222,000 100.0% 100.0% $ 3,593 $ 16.18 $ 1,304 4.6% 2 Kaka`ako Commerce Center Oahu 201,100 96.0% 96.0% 2,660 13.88 754 2.6% 3 Waipio Industrial Oahu 158,400 98.6% 98.6% 2,992 19.16 773 2.7% 4 Opule Industrial Oahu 151,500 100.0% 100.0% 2,787 18.40 660 2.3% 5 P&L Warehouse Maui 104,100 98.1% 98.1% 1,721 16.85 425 1.5% 6 Kapolei Enterprise Center Oahu 93,100 100.0% 100.0% 1,696 18.23 401 1.4% 7 Honokohau Industrial Hawai‘i Island 86,700 100.0% 100.0% 1,458 16.81 326 1.1% 8 Waihona Industrial2 Oahu 81,500 100.0% 100.0% 1,588 19.49 395 1.4% 9 Kailua Industrial / Other Oahu 68,900 97.1% 97.1% 1,282 19.16 286 1.0% 10 Port Allen Center Kauai 64,600 100.0% 100.0% 833 13.53 247 0.9% 11 Harbor Industrial2 Maui 51,100 81.2% 81.2% 585 14.09 169 0.6% 12 Kaomi Loop Industrial Oahu 33,200 100.0% 100.0% 559 16.82 139 0.5% 13 Kahai Street Industrial Oahu 27,900 100.0% 100.0% 435 15.60 109 0.4% 14 Maui Lani Industrial Maui 8,400 100.0% 100.0% 160 19.05 41 0.1 % Subtotal – Industrial 1,352,500 98.2% 98.2% $ 22,349 $ 16.88 $ 6,029 21.1 % Office: 1 Kahului Office Building2 Maui 59,100 69.7% 69.5% $ 1,257 $ 30.61 $ 216 0.8% 2 Gateway at Mililani Mauka South Oahu 37,100 100.0% 100.0% 1,882 50.67 489 1.7% 3 Kahului Office Center Maui 35,800 92.2% 92.2% 1,085 32.89 340 1.2% 4 Lono Center2 Maui 13,700 37.2% 37.2% 129 32.23 (22) (0.1) % Subtotal – Office 145,700 79.9% 79.8% $ 4,353 $ 37.78 $ 1,023 3.6% 39 Total – Improved Portfolio 3,957,300 95.8% 94.8% $ 111,719 $ 30.12 $ 28,635 100.0% 1 Shadow-anchor tenant 2 Property is currently not included in the Same-Store pool. 3 Recalculation may not be possible for certain properties as certain tenants pay charges other than base rent. Property Island Current GLA (SF) Leased / Economic Occupancy ABR ABR PSF3 Q2 2025 NOI Q2 2025 % NOI to Improved Portfolio NOI Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 25

GROUND LEASE REPORT (dollars in thousands; unaudited) Property Location (City, Island) Acres Property Type Exp. Year Current ABR Q2 2025 NOI Next Rent Step Step Type Next ABR Previous Rent Step Previous Step Type Previous ABR 1 Windward City Shopping Center Kaneohe, Oahu 15.4 Retail 2035 $ 3,886 $ 968 2033 FMV Reset FMV 2023 FMV Reset $ 2,800 2 Owner/Operator Kapolei, Oahu 36.4 Industrial2 2025 3,540 885 — — — 2025 Fixed Step 3,420 3 Owner/Operator Honolulu, Oahu 9.0 Retail 2045 2,283 571 2030 Fixed Step 2,511 2025 Fixed Step 2,075 4 Kaimuki Shopping Center Honolulu, Oahu 2.8 Retail 2040 2,039 508 2026 Fixed Step 2,345 2022 FMV Reset 1,728 5 S&F Industrial Kahului, Maui 52.0 Industrial 2059 1,433 392 2029 Fixed Step 1,610 2024 Fixed Step 1,275 6 Owner/Operator Kaneohe, Oahu 3.7 Retail 2048 1,059 264 2028 Fixed Step 1,133 2023 Fixed Step 990 7 Pali Palms Plaza Kailua, Oahu 3.3 Office 2037 992 247 2032 FMV Reset FMV 2022 Negotiated 200 8 Windward Town and Country Plaza I Kailua, Oahu 3.4 Retail 2062 963 243 2032 Fixed Step 1,233 2022 Fixed Step 753 9 Windward Town and Country Plaza II Kailua, Oahu 2.2 Retail 2062 621 155 2032 Fixed Step 795 2022 Fixed Step 485 10 Owner/Operator Kailua, Oahu 1.9 Retail 2034 470 67 2029 Fixed Step 490 2024 Fixed Step 450 11 Owner/Operator Honolulu, Oahu 0.5 Retail 2028 404 101 2026 Fixed Step 414 2025 Fixed Step 394 12 Owner/Operator Honolulu, Oahu 0.5 Retail3 2028 370 93 2025 Fixed Step 381 2024 Fixed Step 359 13 Seven-Eleven Kailua Center Kailua, Oahu 0.9 Retail 2033 344 86 2026 Fixed Step 353 2025 Fixed Step 336 14 Owner/Operator Kahului, Maui 0.8 Retail 2026 280 70 2025 Fixed Step 289 2024 Fixed Step 272 15 Owner/Operator Honolulu, Oahu 0.7 Industrial 2027 267 55 2026 Fixed Step 275 2025 Fixed Step 259 16 Owner/Operator Kahului, Maui 0.8 Industrial MTM4 249 62 — — — 2025 Fixed Step 249 17 Owner/Operator Kailua, Oahu 0.4 Retail 2025 194 48 — — — 2025 Fixed Step 189 18 Owner/Operator Kahului, Maui 0.4 Retail 2027 190 80 2025 Fixed Step 195 2024 Fixed Step 186 19 Owner/Operator Kahului, Maui 0.9 Retail 2030 155 38 2026 Fixed Step 160 2025 Fixed Step 151 20 Wendy's Kailua, Oahu 0.5 Retail 2046 142 35 2026 Fixed Step 159 N/A N/A N/A Remainder1 Various 9.0 Various Various 807 19 Various Various — Various Various — Total - Ground Leases 145.5 $ 20,688 $ 4,987 1A portion of these properties are currently not included in the Same-Store pool. 2Property is comprised of vacant land used for industrial yard space. 3Property consists of a parking lot. 4Lease is currently month-to-month. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 26

TENANT CONCENTRATION - TOP 20 TENANTS (dollars in thousands; unaudited) As of June 30, 2025 Tenant Number of Leases ABR % of Total CRE Portfolio ABR Asset Class 1 Albertsons Companies (Safeway) 7 $ 7,955 6.0% Retail 2 Windward City Shopping Center 1 3,886 2.9% Ground 3 City and County of Honolulu 2 3,546 2.7% Ground 4 Sam's Club 1 3,308 2.5% Retail 5 CVS Corporation (Longs Drugs) 6 3,003 2.3% Retail 6 Home Depot 1 2,283 1.7% Ground 7 Foodland Supermarket & related companies 6 2,229 1.7% Retail 8 Coleman World Group 2 2,126 1.6% Industrial 9 Ross Dress for Less 2 2,083 1.6% Retail 10 Kaimuki Shopping Center 1 2,039 1.5% Ground 11 GP/RM Prestress 1 1,924 1.5% Industrial 12 24 Hour Fitness 1 1,702 1.3% Retail 13 Office Depot (OfficeMax) 2 1,673 1.3% Industrial, Ground 14 Ulta Salon 3 1,665 1.3% Retail 15 C&S Wholesale (Hansen Distribution Group) 1 1,588 1.2% Industrial 16 Windward Town & Country 2 1,585 1.2% Ground 17 Petco 3 1,448 1.1% Retail 18 S&F Industrial 1 1,433 1.1% Ground 19 Servco 2 1,429 1.1% Ground 20 Whole Foods Market 1 1,307 1.0% Retail Total 46 $ 48,212 36.6% Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 27

LEASE EXPIRATION SCHEDULE (dollars in thousands, except per square foot data; unaudited) As of June 30, 2025 Total Improved Portfolio Expiration Year Number of Leases Square Footage of Expiring Leases % of Total Improved Portfolio Leased GLA ABR Expiring % of Total Improved Portfolio Expiring ABR ABR Expiring PSF 2025 45 113,851 3.1% $ 3,319 3.0% $ 29.15 2026 159 366,073 9.9% 11,537 10.3% 31.52 2027 167 453,021 12.2% 15,341 13.7% 33.86 2028 145 565,771 15.3% 17,799 15.9% 31.46 2029 111 440,384 11.9% 16,540 14.8% 37.56 2030 72 325,181 8.8% 9,731 8.7% 29.92 2031 18 149,049 4.0% 3,990 3.6% 26.77 2032 26 119,191 3.2% 4,369 3.9% 36.66 2033 19 181,425 4.9% 4,465 4.0% 24.61 2034 22 234,061 6.3% 6,274 5.6% 26.80 Thereafter 29 558,887 15.1% 14,968 13.4% 26.78 Month-to-month 53 201,912 5.3% 3,386 3.1% 16.77 Total 866 3,708,806 100.0% $ 111,719 100.0% $ 30.12 Retail Portfolio Expiration Year Number of Leases Square Footage of Expiring Leases % of Total Retail Leased GLA ABR Expiring % of Total Retail Expiring ABR ABR Expiring PSF 2025 32 51,436 2.3% $ 2,226 2.6% $ 43.28 2026 104 128,034 5.6% 6,872 8.1% 53.67 2027 115 225,774 10.0% 10,922 12.9% 48.38 2028 105 310,863 13.7% 13,462 15.8% 43.31 2029 87 337,870 14.9% 14,287 16.8% 42.29 2030 59 147,595 6.5% 6,282 7.4% 42.56 2031 16 73,525 3.2% 2,672 3.1% 36.34 2032 23 102,401 4.5% 4,051 4.8% 39.56 2033 16 60,005 2.6% 2,562 3.0% 42.70 2034 20 226,311 10.0% 6,148 7.2% 27.17 Thereafter 26 465,481 20.5% 13,080 15.4% 28.10 Month-to-month 23 140,010 6.2% 2,453 2.9% 17.52 Total 626 2,269,305 100.0% $ 85,017 100.0% $ 37.46 Industrial Portfolio Expiration Year Number of Leases Square Footage of Expiring Leases % of Total Industrial Leased GLA ABR Expiring % of Total Industrial Expiring ABR ABR Expiring PSF 2025 12 58,349 4.4% $ 922 4.1% $ 15.80 2026 47 214,618 16.2% 3,531 15.8% 16.45 2027 37 201,867 15.2% 3,548 15.9% 17.58 2028 31 243,479 18.4% 3,943 17.6% 16.19 2029 17 78,351 5.9% 1,309 5.9% 16.71 2030 6 161,418 12.2% 2,895 13.0% 17.93 2031 2 75,524 5.7% 1,319 5.9% 17.46 2032 2 15,400 1.2% 266 1.2% 17.27 2033 3 121,420 9.2% 1,904 8.5% 15.68 2034 2 7,750 0.6% 126 0.6% 16.26 Thereafter 2 89,495 6.8% 1,818 8.1% 20.31 Month-to-month 25 56,624 4.2% 768 3.4% 13.56 Total 186 1,324,295 100.0% $ 22,349 100.0% $ 16.88 Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 28

NEW AND RENEWAL LEASE SUMMARY (unaudited) As of June 30, 2025 Comparable Leases Only1 Total - New and Renewal Leases6 Leases GLA (SF) New ABR/SF TI / SF Wtd Avg Lease Term (Years) Leases GLA (SF) New ABR/SF Old ABR/SF Rent Spread2 2nd Quarter 2025 52 183,822 $ 33.39 $ 2.82 7.1 38 72,961 $ 41.15 $ 38.54 6.8% 1st Quarter 2025 42 236,778 $ 23.86 $ 0.90 4.3 33 102,382 $ 31.92 $ 28.96 10.2% 4th Quarter 2024 47 139,877 $ 29.97 $ 3.18 5.2 29 76,026 $ 35.95 $ 31.54 14.0% 3rd Quarter 2024 71 182,125 $ 36.66 $ 4.39 5.6 53 156,585 $ 36.98 $ 32.07 15.3% Trailing four quarters 212 742,602 $ 30.51 $ 2.66 5.5 153 407,954 $ 36.27 $ 32.35 12.1% Total - New Leases Leases GLA (SF) New ABR/SF TI / SF Wtd Avg Lease Term (Years) Leases GLA (SF) New ABR/SF Old ABR/SF Rent Spread2 2nd Quarter 2025 14 112,531 $ 27.93 $ 2.86 9.1 6 10,395 $ 37.42 $ 37.50 (0.2)% 1st Quarter 2025 10 78,224 $ 16.34 $ 2.16 3.5 6 14,469 $ 37.47 $ 27.85 34.6% 4th Quarter 2024 17 51,215 $ 22.65 $ 8.27 4.1 4 5,506 $ 62.92 $ 64.09 (1.8)% 3rd Quarter 2024 23 35,136 $ 38.03 $ 21.81 5.6 13 24,631 $ 34.92 $ 28.71 21.6% Trailing four quarters 64 277,106 $ 24.96 $ 6.07 6.1 29 55,001 $ 38.86 $ 33.68 15.4% Total - Renewal Leases6 Leases GLA (SF) New ABR/SF TI / SF Wtd Avg Lease Term (Years) Leases GLA (SF) New ABR/SF Old ABR/SF Rent Spread2 2nd Quarter 2025 38 71,291 $ 42.03 $ 2.74 4.1 32 62,566 $ 41.77 $ 38.71 7.9% 1st Quarter 2025 32 158,554 $ 27.58 $ 0.28 4.7 27 87,913 $ 31.00 $ 29.15 6.4% 4th Quarter 2024 30 88,662 $ 34.19 $ 0.25 5.8 25 70,520 $ 33.85 $ 29.00 16.7% 3rd Quarter 2024 48 146,989 $ 36.33 $ 0.22 5.6 40 131,954 $ 37.37 $ 32.70 14.3% Trailing four quarters 148 465,496 $ 33.81 $ 0.63 5.1 124 352,953 $ 35.86 $ 32.14 11.6% Three Months Ended June 30, 2025 TTM Ended June 30, 2025 Leases GLA (SF) ABR/SF4 Rent Spread2 Leases GLA (SF) ABR/SF4 Rent Spread2 Retail 36 55,999 $ 58.78 7.4% 136 304,195 $ 46.93 13.8% Industrial 14 124,691 $ 21.76 4.7% 62 404,601 $ 18.31 8.7% Office 2 3,132 $ 42.73 4.0% 14 33,806 $ 28.78 3.1% Subtotal - Improved 52 183,822 $ 33.39 6.8% 212 742,602 $ 30.51 12.1% Ground5 2 N/A3 $ 0.4 3.0% 5 N/A3 $ 1.1 5.4% 1 Per Glossary of Terms, Comparable Leases are either renewals (executed for the same units) or new leases (executed for units that have been vacated in the previous 12 months) for comparable space and comparable lease terms. Expansions, contractions and strategic short-term renewals are excluded from the Comparable Lease pool. 2 Rent Spread is calculated for Comparable Leases, a subset of the total population of leases for the period presented. 3 Not applicable for ground leases as such leases would not be comparable from a GLA (SF) perspective. 4 ABR, in millions, is presented for ground leases. 5 During Q1 2025, the Company entered into a non-comparable ground lease for a 4.7-acre land parcel located within Maui Business Park. As rent has not yet commenced for the lease, the ABR presented is the expected economic ABR. 6 During Q4 2024, the Company renewed a comparable industrial lease in which the leased premises includes warehouse and yard space. Due to the yard space, GLA, ABR/SF, and rent spread are not comparable and are therefore, not presented Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 29

Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 30

LAND OPERATIONS STATEMENT OF OPERATING PROFIT AND EBITDA (dollars in thousands; unaudited) Three Months Ended June 30, Six Months Ended June 30, 2025 2024 2025 2024 Land Operations operating revenue Development sales revenue $ — $ 1,681 $ — $ 4,136 Unimproved/other property sales revenue 825 — 3,358 9,625 Other operating revenue1 146 158 308 392 Total Land Operations operating revenue 971 1,839 3,666 14,153 Development cost of sales — (1,037) — (2,526) Unimproved/other property land cost of sales (160) (211) (453) (1,857) Other operating costs and expenses2 (1,021) (1,117) (1,622) (2,781) (Expense) income from changes to liabilities related to legacy operations — (2,193) — (2,193) Selling, general and administrative (48) (318) (275) (638) Gain (loss) on disposal of assets and settlements, net3 11,563 2,125 11,781 2,148 Earnings (loss) from joint ventures 2,589 996 5,614 1,694 Interest and other income (expense), net 12 84 45 99 Total Land Operations operating profit (loss) $ 13,906 $ 168 $ 18,756 $ 8,099 Three Months Ended June 30, Six Months Ended June 30, TTM June 30, 2025 2024 2025 2024 2025 Land Operations Operating Profit (Loss) $ 13,906 $ 168 $ 18,756 $ 8,099 $ 29,579 Land Operations depreciation and amortization 2 2 5 6 10 Land Operations EBITDA $ 13,908 $ 170 $ 18,761 $ 8,105 $ 29,589 1 Other operating revenue includes revenue related to leasing of legacy agricultural lands during the three and six months ended June 30, 2025 and June 30, 2024. 2 Other operating costs and expenses includes intersegment operating charges primarily from CRE that are eliminated in the consolidated results of operations. 3 Amounts in 2025 are related to favorable resolution of rights and obligations from a prior year land sale. Amounts in 2024 are primarily due to the favorable resolution of contingent liabilities related to the prior year sale of a legacy business. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 31

COMPONENTS OF LAND OPERATIONS As of June 30, 2025 Land Operations Balance Sheet Detail (dollars in thousands; unaudited) Acres Carrying Value ASSETS Real estate investments Core real estate investments Maui Business Park1 39 $ 10,273 Non-core real estate investments 3,096 32,352 Investments in real estate joint ventures and partnerships 5,907 Total real estate investments, net 3,135 48,532 Other investments in affiliates 30,777 Accounts and other receivables, and other assets 7,890 Total assets $ 87,199 LIABILITIES Refund liabilities $ 45,300 Reserves, warranty, and post closing obligations 21,757 Refund, reserves, warranty, and post closing obligations 67,057 Deferred revenue 4,263 Other liabilities 577 Total liabilities $ 71,897 Land Operations Book Value $ 15,302 Core Real Estate Development Projects (dollars in millions; except per square foot amounts; unaudited) Project Location Product Type Remaining Sellable Acres2 Acres Under Contract3 Target Sales Price Range per SF for Remaining Total Estimated Project Costs Total Incurred Project Costs Net Book Value Estimated Project Completion Maui Business Park Kahului, Maui Light industrial lots 24.0 acres 12.5 acres $41-$63 per SF $ 90.8 $ 65.4 $ 10.3 2030+ 1 Includes 2.5 acres of existing and planned roads and easements not available for sale, and 12.5 acres under contract. 2 Remaining sellable acres may change due to updates in overall development plan that results in modification of planned roads and easements. 3 Includes 12.5 acres under contract with a delayed closing pending subdivision completion. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 32 MAUI BUSINESS PARK I I

Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 33

COMPONENTS OF NET ASSET VALUE (amounts in thousands; unaudited) Three Months Ended June 30, 2025 Supplement Page As of June 30, 2025 Supplement Page NOI from Commercial Real Estate Land Operations Real Estate Investments Retail NOI $ 21,583 Core real estate investments $ 10,273 32 Industrial NOI 6,029 Non-core real estate investments 38,259 32 Office NOI 1,023 Total carrying value of Land Operations Real Estate Investments $ 48,532 NOI from Improved Portfolio Investments 28,635 22 NOI from Ground Investments and other 4,985 22 Other Assets NOI from Real Estate Investments $ 33,620 10 Cash and cash equivalents $ 8,579 6 Restricted cash 1,518 6 Adjustments to quarterly NOI Account receivable, net 4,097 6 Pro Forma quarterly impact of ABR from leases signed but not yet paying rent - Improved properties $ 483 Other receivable, net 8,725 6 Other investments in affiliates 30,777 32 Pro Forma quarterly impact of ABR from leases signed but not yet paying rent - Ground leases $ 179 Prepaid expenses and other assets 17,839 6 Total carrying value of other assets $ 71,535 Development and Redevelopment Projects Liabilities Costs incurred to date (in millions) $ 7.5 18 Notes payable and other debt $ 450,609 16 Estimated remaining costs to be incurred (in millions) $ 43.9 to 45.3 18 Accounts payable 6,600 6 Underwritten incremental unlevered yield 7.0 - 8.1% 18 Accrued post-retirement benefits 7,482 6 Leased occupancy for development and redevelopment projects 80% 18 Tenant security deposits 7,862 6 Deferred revenue 10,245 6 Pro Forma quarterly impact of ABR from leases signed but not yet paying rent - Development and redevelopment projects $ 783 Land Operations refund, reserves, warranty, and post closing obligations 67,057 32 Accrued and other liabilities 42,174 6 Total carrying value of liabilities $ 592,029 Equity Common shares outstanding 72,753 15 Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 34

GLOSSARY OF TERMS ABR Annualized Base Rent ("ABR") is the current month's contractual base rent multiplied by 12. Base rent is presented without consideration of percentage rent that may, in some cases, be significant. Capitalization Rate Estimated in-place NOI for the property divided by the property’s contractual purchase or sale price. Comparable Lease Comparable Leases are either renewals (executed for the same units) or new leases (executed for units that have been vacated in the previous 12 months) for comparable space and comparable lease terms. Expansions, contractions and strategic short-term renewals are excluded from the Comparable Lease pool. CRE Portfolio Composed of (1) retail, industrial and office improved properties subject to operating leases ("Improved Portfolio") and (2) assets subject to ground leases ("Ground Leases") within the CRE segment. Debt-service Coverage Ratio The ratio of Consolidated Adjusted EBITDA to the sum of debt service – which includes interest expense, principal payments for financing leases and term debt, as well as principal amortization of mortgage debt, but excludes balloon payments – for the trailing twelve months. EBITDA (or Consolidated Adjusted EBITDA) Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") is calculated on a consolidated basis ("Consolidated EBITDA") by adjusting the Company’s consolidated net income (loss) to exclude the impact of interest expense, income taxes and depreciation and amortization. EBITDA is calculated at the segment level ("Segment EBITDA" or "Land Operations EBITDA") by adjusting segment operating profit (which excludes interest expense and income taxes) to add back depreciation and amortization recorded at the respective segment. Consolidated Adjusted EBITDA is calculated by adjusting Consolidated EBITDA for items identified as non-recurring, infrequent or unusual that are not expected to recur in the Company’s core business. FFO Funds from operations (“FFO”) is a widely used supplemental non-GAAP financial measure of REITs' operating performance. FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”) and is calculated as follows: net income (loss) available to A&B common shareholders (calculated in accordance with GAAP), excluding (1) depreciation and amortization related to real estate, (2) gains and losses from the sale of certain real estate assets and selling profit or loss recognized on sales-type leases, (3) gains and losses from change in control, (4) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, and (5) income (loss) from discontinued operations related to legacy business operations. FFO related to CRE and Corporate is a supplemental non-GAAP measure that refines FFO to reflect the operating performance of the Company's commercial real estate business. FFO related to CRE and Corporate is calculated by adjusting FFO to exclude the operating performance of the Company’s Land Operations segment. The Company also provides a reconciliation from CRE Operating Profit to FFO related to CRE and Corporate by including corporate, interest, and income tax expenses attributable to its commercial real estate business, and by excluding gains or losses on and depreciation and amortization of CRE properties, as well as distributions to participating securities. Management believes that FFO related to CRE and Corporate provides an additional measure to compare the Company’s performance by excluding legacy items from the Land Operations segment. Adjusted FFO is calculated by excluding from FFO certain items not related to ongoing property operations including share-based compensation, straight-line lease adjustments and other non-cash adjustments, such as amortization of market lease adjustments, non-cash income related to sales-type leases, debt premium or discount and deferred financing cost amortization, maintenance capital expenditures, leasing commissions, provision for current expected credit losses and other non-comparable and non-operating items, including certain gains, losses, income, and expenses related to the Company’s legacy business operations and assets. The Company reconciles FFO, FFO related to CRE and Corporate and Adjusted FFO to the most directly-comparable GAAP measure, Net Income (Loss) available to A&B common shareholders. The Company's FFO, FFO related to CRE and Corporate and Adjusted FFO may not be comparable to such metrics reported by other REITs due to possible differences in the interpretation of the current Nareit definition used by such REITs. GAAP Generally accepted accounting principles in the United States of America. GLA Gross leasable area ("GLA") measured in square feet ("SF"). GLA is periodically adjusted based on remeasurement or reconfiguration of space and may change period over period for these remeasurements. Maintenance Capital Expenditures As it relates to CRE segment capital expenditures (i.e., capitalizable costs on a cash basis), normalized recurring expenditures necessary to maintain building value, the current income stream and position in the market. Such expenditures may include building/area improvements and tenant space improvements. Net Debt Net Debt is calculated by adjusting the Company's total debt to its notional amount (by excluding unamortized premium, discount and capitalized loan fees) and by subtracting cash and cash equivalents recorded in the Company's consolidated balance sheets. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 35

NOI Net Operating Income ("NOI") represents total Commercial Real Estate contract-based operating revenue that is realizable (i.e., assuming collectability is deemed probable) less the direct property-related operating expenses paid or payable in cash. The calculation of NOI excludes the impact of depreciation and amortization (e.g., depreciation related to capitalized costs for improved properties, other capital expenditures for building/area improvements and tenant space improvements, as well as amortization of leasing commissions); straight-line lease adjustments (including amortization of lease incentives); non-cash income related to sales-type leases; amortization of favorable/unfavorable lease assets/liabilities; lease termination income; interest and other income (expense), net; selling, general, administrative and other income and expenses (not directly associated with the property); and impairment of commercial real estate assets. Occupancy The Physical Occupancy percentage calculates the square footage leased and commenced (i.e., measured when the lessee has physical access to the space) as a percentage of total available improved property space at the end of the period reported. The Leased Occupancy percentage calculates the square footage leased (i.e., the space has been committed to by a lessee under a signed lease agreement) as a percentage of total available improved property square footage as of the end of the period reported. The Economic Occupancy percentage calculates the square footage under leases for which the lessee is contractually obligated to make lease-related payments (i.e., subsequent to the rent commencement date) to total available improved property square footage as of the end of the period reported. PSF Per square foot of GLA. Rent Spread Percentage change in ABR in the first year of a signed lease relative to the ABR in the last year of the prior lease. Same-Store The Company reports NOI and Occupancy on a Same-Store basis, which includes the results of properties that were owned, operated, and stabilized for the entirety of the prior calendar year and current reporting period, year-to-date. The Same-Store pool excludes properties under development, and properties acquired or sold during either of the comparable reporting periods. The Same-Store pool may also exclude properties that are fully or partially taken out of service for the purpose of redevelopment or repositioning. Management judgment is involved in the classification of properties for exclusion from the same-store pool when they are no longer considered stabilized due to redevelopment or other factors. Properties are moved into the Same-Store pool after one full calendar year of stabilized operation. Stabilization New developments and redevelopments are generally considered stabilized upon the initial attainment of 90% economic occupancy. Straight-line Rent Non-cash revenue related to a GAAP requirement to average tenant rents over the life of the lease, regardless of the actual cash collected in the reporting period. TTM Trailing twelve months. Year Built Year of most recent repositioning/redevelopment or year built if no repositioning/redevelopment has occurred. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 36

STATEMENT ON MANAGEMENT'S USE OF NON-GAAP FINANCIAL MEASURES The Company presents the following non-GAAP financial measures in this Supplemental Information document: • Consolidated EBITDA and Consolidated Adjusted EBITDA • FFO, FFO related to CRE and Corporate and Adjusted FFO • NOI and Same-Store NOI • Land Operations EBITDA The Company uses non-GAAP measures when evaluating operating performance because management believes that they provide additional insight into the Company's and segments' operating results, and/or the underlying business trends affecting performance on a consistent and comparable basis from period to period. These measures generally are provided to investors as an additional means of evaluating the performance of ongoing operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA The Company may report various forms of EBITDA (e.g. Consolidated EBITDA, Consolidated Adjusted EBITDA, and Land Operations EBITDA) as non-GAAP measures used by the Company in evaluating the segments' and Company's operating performance on a consistent and comparable basis from period to period. The Company provides this information to investors as an additional means of evaluating the performance of the segments' and Company’s ongoing operations. The Company also adjusts Consolidated EBITDA to arrive at Consolidated Adjusted EBITDA for items identified as non- recurring, infrequent or unusual that are not expected to recur in the segment’s normal operations (or in the Company’s core business). As an illustrative example, the Company identified non-cash impairment as a non-recurring, infrequent or unusual item that is not expected to recur in the consolidated or segment’s normal operations. By excluding these items from Consolidated EBITDA to arrive at Consolidated Adjusted EBITDA, the Company believes it provides meaningful supplemental information about its operating performance and facilitates comparisons to historical operating results. Such non-GAAP measures should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Funds from Operations, Funds from Operations related to CRE and Corporate and Adjusted Funds from Operations FFO serves as a supplemental measure to net income calculated in accordance with GAAP and management believes is useful for comparing the Company’s performance and operations to those of other REITs because it excludes items included in net income that do not relate to or are not indicative of its operating and financial performance, such as depreciation and amortization related to real estate, which assumes that the value of real estate assets diminishes predictably over time instead of fluctuating with market conditions, and items that can make periodic or peer analysis more difficult, such as gains and losses from the sale of CRE properties, impairment losses related to CRE properties, and income (loss) from discontinued operations. Management believes that FFO more accurately provides an investor an indication of the Company’s ability to incur and service debt, make capital expenditures and fund other needs. FFO related to CRE and Corporate is a supplemental non-GAAP measure that refines FFO to reflect the operating performance of the Company's commercial real estate business. FFO related to CRE and Corporate is calculated by adjusting FFO to exclude the operating performance of the Company’s Land Operations segment. The Company also provides a reconciliation from CRE Operating Profit to FFO related to CRE and Corporate by including corporate, interest, and income tax expenses attributable to its commercial real estate business, and by excluding gains or losses on and depreciation and amortization of CRE properties, as well as distributions to participating securities. Management believes that FFO related to CRE and Corporate provides an additional measure to compare the Company’s performance by excluding legacy items from the Land Operations segment. Adjusted FFO serves as a supplemental measure to net income calculated in accordance with GAAP and management believes may be more useful than FFO in evaluating the operating performance of the Company’s properties over the long term because it excludes from FFO the effects of certain items that do not relate to or are not indicative of the Company’s ongoing property operations, and by enhancing comparability to other REITs by enabling investors and analysts to assess property operating performance in comparison to other real estate companies. FFO, FFO related to CRE and Corporate, and Adjusted FFO do not represent alternatives to net income calculated in accordance with GAAP and should not be viewed as more prominent measures of performance than net income (loss) or cash flows from operations prepared in accordance with GAAP. In addition, FFO, FFO related to CRE and Corporate, and Adjusted FFO do not represent and should not be considered alternatives to cash generated from operating activities determined in accordance with GAAP, nor should they be used as measures of the Company’s liquidity, or cash available to fund the Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 37

Company’s needs or pay distributions. FFO, FFO related to CRE and Corporate, and Adjusted FFO should be considered only as supplements to net income as a measure of the Company’s performance. The Company reconciles FFO, FFO related to CRE and Corporate and Adjusted FFO to the most directly-comparable GAAP measure, Net Income (Loss) available to A&B common shareholders. The Company's FFO, FFO related to CRE and Corporate and Adjusted FFO may not be comparable to such metrics reported by other REITs due to possible differences in the interpretation of the current Nareit definition used by such REITs. NOI and Same-Store NOI NOI is a non-GAAP measure used internally in evaluating the unlevered performance of the Company's Commercial Real Estate portfolio. Management believes NOI provides useful information to investors regarding the Company's financial condition and results of operations because it reflects only the contract-based income that is realizable (i.e., assuming collectability is deemed probable) and direct property-related expenses paid or payable in cash that are incurred at the property level, as well as trends in occupancy rates, rental rates and operating costs. When compared across periods, NOI can be used to determine trends in earnings of the Company's properties as this measure is not affected by non-contract-based revenue (e.g., straight-line lease adjustments required under GAAP and amortization of lease incentives and favorable/unfavorable lease assets/liabilities); by non-cash expense recognition items (e.g., the impact of depreciation related to capitalized costs for improved properties and building/tenant space improvements, amortization of leasing commissions, or impairments); by non-cash income related to sales- type leases; or by other income, expenses, gains, or losses that do not directly relate to the Company's ownership and operations of the properties (e.g., indirect selling, general, administrative and other expenses, as well as lease termination income and interest and other income (expense), net). Management believes the exclusion of these items from Commercial Real Estate operating profit (loss) is useful because it provides a performance measure of the revenue and expenses directly involved in owning and operation real estate assets. NOI should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company reports NOI and Occupancy on a Same-Store basis, which includes the results of properties that were owned, operated, and stabilized for the entirety of the prior calendar year and current reporting period, year-to-date. Management believes that reporting on a Same-Store basis provides investors with additional information regarding the operating performance of comparable assets separate from other factors (such as the effect of developments, redevelopments, acquisitions or dispositions). The calculations of these financial measures are described in the Glossary of Terms of this Supplemental Information document. To emphasize, the Company's methods of calculating non-GAAP measures may differ from methods employed by other companies and thus may not be comparable to such other companies. Required reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth in the following tables of this Supplemental Information document: • Refer to EBITDA AND ADJUSTED EBITDA for a reconciliation of consolidated net income to Consolidated EBITDA and Consolidated Adjusted EBITDA. • Refer to FUNDS FROM OPERATIONS AND ADJUSTED FUNDS FROM OPERATIONS for a reconciliation of consolidated net income (loss) available to A&B common shareholders to FFO, FFO from CRE and Corporate, and Adjusted FFO, and a reconciliation of Commercial Real Estate operating profit to FFO related to CRE and Corporate.. • Refer to NET OPERATING INCOME for a reconciliation of NOI and Same-Store NOI to Commercial Real Estate operating profit. • Refer to LAND OPERATIONS STATEMENT OF OPERATING PROFIT AND EBITDA for a reconciliation of Land Operations operating profit to Land Operations EBITDA. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 38

RECONCILIATION OF NON-GAAP GUIDANCE (unaudited) Reconciliation of Net Income (Loss) available to A&B common shareholders per diluted share to the forward-looking range of Funds From Operations (“FFO”) per diluted share, is as follow: Reconciliations of Net Income available to A&B common shareholders to FFO and FFO related to CRE and Corporate Six Months Ended June 30, 2025 Full-Year 2025 Estimate - Current1 Full-Year 2025 Estimate - Prior Low High Low High Net Income (Loss) available to A&B common shareholders per diluted share $ 0.64 $ 0.91 $ 0.96 $ 0.68 $ 0.74 Depreciation and amortization of commercial real estate properties 0.26 0.50 0.50 0.49 0.49 (Gain) loss on commercial real estate transactions (0.06) (0.06) (0.06) — — FFO per diluted share $ 0.84 $ 1.35 $ 1.40 $ 1.17 $ 1.17 $ 1.23 Less: Land Operations Operating Profit per diluted share2 0.25 0.23 0.24 0.06 0.07 FFO per diluted share related to CRE and Corporate $ 0.59 $ 1.12 $ 1.16 $ 1.11 $ 1.16 1 The Full-Year 2025 Guidance - Current is as of the date of this Supplemental Information document and assumes that diluted shares equal the latest year-to-date ending amount. 2 FFO per diluted share related to Land Operations is equal to Land Operations operating profit (loss) divided by diluted shares, as there are no reconciling items between Land Operations operating profit (loss) and FFO for the Land Operations segment. The forward looking guidance includes certain forward-looking information, including CRE Same-Store NOI growth %, that is not presented in accordance with GAAP. In reliance on the exception in Item 10(e)(1)(i)(B) of Regulation S-K, we do not provide a quantitative reconciliation of such forward-looking CRE Same-Store NOI growth % amounts to the most directly comparable GAAP financial measure. These forward-looking same-store calculations include only activity from properties owned for comparable periods. We are unable, without unreasonable effort, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items, including but not limited to, (i) occupancy changes; (ii) terms for new and renewal leases; (iii) collections from tenants; and (iv) other nonrecurring/unplanned income or expense items. These items are inherently uncertain and depend on various factors, many of which are beyond our control, and the unavailable components could have a significant impact on our future financial results. Alexander & Baldwin, Inc. | NYSE: ALEX Supplemental Information 39